Exhibit 10.37

EXECUTION VERSION

AMENDMENT NO. 1 AND ACKNOWLEDGEMENT TO AMENDED

AND RESTATED LOAN AND SECURITY AGREEMENT

This Amendment No. 1 and Acknowledgement to Amended and Restated Loan and Security Agreement (this "Amendment"), dated as of November 3, 2009, is made by LeapFrog Enterprises, Inc., a Delaware corporation (the "Borrower"), the Required Lenders (as such term is defined in the Loan Agreement referred to below) party hereto, and Bank of America, N.A., as Agent (the "Agent").

RECITALS

Reference is hereby made to the Amended and Restated Loan and Security Agreement dated as of August 13, 2009 among the Borrower, the Lenders from time to time party thereto and the Agent (the "Loan Agreement").

The parties hereto agree, among other things, to amend the Loan Agreement as set forth herein on the terms and conditions set forth herein.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.           Definitions. Unless otherwise expressly defined herein, all capitalized terms used herein and defined in the Loan Agreement shall be used herein as so defined. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Loan Agreement.

2.           Amendments to Loan Agreement.

(a)          The definition of "Compliance Certificate" in Section 1.1 is amended by replacing the words "Sections 10.2.3 and 10.3" with the words "Section 10.3".

(b)          The definition of "Permitted Purchase Money Debt" in Section 1.1 is amended by deleting the words "and its incurrence does not violate Section 10.2.3".

(c)          Section 10.2.1 is amended by (1) designating existing subsection (q) as new subsection (r) and (2) inserting new subsection (q) to read as follows:

"(q) Debt consisting of the financing of insurance premiums in an aggregate amount not to exceed $2,500,000 at any time; and".

3.            Acknowledgment. The Required Lenders hereby acknowledge that no Default or Event of Default arose as a result of the Borrower's entering into (i) that certain Commercial Insurance Premium Finance and Security Agreement dated as of August 25, 2009 between the Borrower and BankDirect Capital Finance, LLC and (ii) that certain Commercial Insurance Premium Finance and Security Agreement dated as of September 24, 2009 between the Borrower and BankDirect Capital Finance, LLC.

1

EXECUTION VERSION

4.          Conditions Precedent. This Amendment shall become effective as of the date first above written (the "Amendment No. 1 Effective Date") if on or before November 3, 2009, (a) the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders (or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment); and (b) all fees and expenses due and payable under the Loan Agreement shall have been paid.

5.          Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that, as of the Amendment No. 1 Effective Date and after giving effect to this Amendment, (a) all representations and warranties set forth in the Loan Documents are true and correct in all material respects as if made again on and as of the Amendment No. 1 Effective Date (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (b) no Default or Event of Default has occurred and is continuing and (c) the Loan Agreement (as amended by this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations of the Obligors in accordance with the trems thereof except as may be limited by bankruptcy,  insolvencv, accordance Will the terms theror except as by bankruptcy,reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles (regardless of whether enforcement is sought in equity or at law).

6.          Reference to Agreement. Each of the Loan Documents, including the Loan Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement, whether direct or indirect, shall mean a reference to the Loan Agreement as amended hereby. This Amendment shall constitute a Loan Document.

7.          Costs and Expenses. The Company shall pay on demand all reasonable costs and expenses of the Agent and the Lenders (including the reasonable fees, costs and expenses of counsel to the Agent and the Lenders) incurred in connection with the preparation, execution and delivery of this Amendment.

8.          Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of California.

9.          Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

[The remainder of this page is intentionally left blank.]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

LEAPFROG ENTERPRISES, INC.,
as Borrower

By:	/s/ William B. Chiasson
Name: WILLIAM B. CHIASSON
Title: CFO

Amendment No. 1 and Acknowledgement to Amended and Restated Loan and Security Agreement

BANK OF AMERICA, N.A.,
as Agent and Lender

By:	/s/ Steven W.Sharp
Name: STEVEN W.SHARP
Title: VICE PRESIDENT

Amendment No. 1 and Acknowledgement to Amended and Restated Loan and Security Agreement

WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN),
as Lender

By:	/s/ Robin Van Meter
Name: Robin Van Meter
Title: Vice President

Amendment No. 1 and Acknowledgement to Amended and Restated Loan and Security Agreement